Exhibit 10.3
Execution Version

THIRD SUPPLEMENTAL INDENTURE
The Third Supplemental Indenture, dated as of April 3, 2020 (this “Third Supplemental Indenture”), among EDGEWELL PERSONAL CARE COMPANY (formerly known as Energizer Holdings, Inc.) (the “Company”), a corporation organized and existing under the laws of the State of Missouri, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking corporation, as trustee (the “Trustee”), JACK BLACK, L.L.C., a Delaware limited liability company (“Jack Black”), EDGEWELL PERSONAL CARE TAIWAN LTD., a Delaware corporation (“Edgewell Taiwan”) and EDGEWELL PERSONAL CARE MIDDLE EAST, INC., a Delaware corporation (together with Jack Black and Edgewell Taiwan, the “New Guarantors”) and each of the other Guarantors party hereto.
RECITALS:
WHEREAS, the Company, certain Subsidiaries of the Company party thereto and the Trustee are parties to the Indenture, dated as of May 19, 2011 (the “Base Indenture” and, as amended, supplemented and otherwise modified on or prior to the date hereof, including by this Third Supplemental Indenture, the “Indenture”), relating to the issuance from time to time by the Company of Debt Securities;
WHEREAS, the Company has issued (a) pursuant to the First Supplemental Indenture, dated as of May 19, 2011 (“Supplemental Indenture No. 1”), relating to the Base Indenture its 4.700% Senior Notes due 2021 (the “2021 Senior Notes”) and (b) pursuant to the Second Supplemental Indenture, dated as of May 19, 2011 (“Supplemental Indenture No. 2”, and together with Supplemental Indenture No. 1, the “Existing Supplemental Indentures”), relating to the Base Indenture its 4.700% Senior Notes due 2022 (the “2022 Senior Notes”, and together with the 2021 Senior Notes, the “Existing Notes”);
WHEREAS, Section 5.01 of each Existing Supplemental Indenture provides that all of the Company’s existing and future Subsidiaries that are guarantors under any of the Company’s credit agreements shall unconditionally guarantee all obligations in respect of the Existing Notes for so long as they remain guarantors under such other indebtedness;
WHEREAS, each New Guarantor is becoming a guarantor under the Company’s credit agreement;
WHEREAS, Section 17.3 of the Base Indenture provides that in order to evidence a Guarantee, a Guarantor shall execute a Guarantee and a supplemental indenture providing for such Guarantee;
WHEREAS, Section 11.1(5) of the Base Indenture provides that the Company, the Guarantors and the Trustee may enter into a supplemental indenture to provide for Guarantees of the Debt Securities of any series; and

WHEREAS, all conditions and requirements of the Indenture necessary to make this Third Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto.
NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, the Company, the New Guarantors, the other Guarantors party hereto and the Trustee agree as follows:
ARTICLE I
NEW GUARANTEES
Section 1.01 Guarantee.
Each New Guarantor hereby agrees to jointly and severally, unconditionally guarantee (i) the due and punctual payment of the principal of, premium, if any, and interest on the Existing Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, premium, if any, and interest, if any, on the Existing Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders of Existing Notes or the Trustee all in accordance with the terms set forth in Article XVII of the Base Indenture and (ii) in case of any extension of time of payment or renewal of any Existing Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.
The obligations of each New Guarantor to the Holders of Existing Notes and to the Trustee pursuant to the Guarantee described herein and evidenced by the Indenture are expressly set forth in Article XVII of the Base Indenture and reference is hereby made to such Indenture for the terms of such Guarantee.
ARTICLE II
MISCELLANEOUS
Section 2.01 Capitalized Terms. For purposes of this Third Supplemental Indenture:
2

(a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Base Indenture;
(b) All references to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of the Base Indenture; and
(c) The terms “herein,” hereof,” “hereunder” and other words of similar import refer to this Third Supplemental Indenture.
Section 2.02 Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.
Section 2.03 Counterparts. This Third Supplemental Indenture may be executed in multiple counterparts, by manual or electronic signature, each of which shall be regarded for all purposes as an original and all of which shall constitute but one and the same instrument.
Section 2.04 Governing Law. This Third Supplemental Indenture shall be governed by and construed in accordance with, the internal laws of the State of New York, without giving effect to its principles of conflicts of laws.
Section 2.05 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed on any person by the provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act, the duties imposed by the Trust Indenture Act shall control. If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act which is automatically deemed to be included in this Third Supplemental Indenture by any of the provisions of the Trust Indenture Act, such provision of the Trust Indenture Act shall control. If any provision of this Third Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the former provision shall be deemed to apply to this Third Supplemental Indenture as so modified or excluded.
[Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

EDGEWELL PERSONAL CARE COMPANY
By:	/s/ Rod R. Little
Name: Rod R. Little
Title: President and Chief Executive Officer

[Signature Page to Third Supplemental Indenture]

NEW GUARANTORS:

EDGEWELL PERSONAL CARE MIDDLE EAST, INC. JACK BLACK, L.L.C.
By:	/s/ Rod R. Little
Name: Rod R. Little
Title: President

EDGEWELL PERSONAL CARE TAIWAN LTD.
By:	/s/ Eric Oriot
Name: Eric Oriot
Title: President

[Signature Page to Third Supplemental Indenture]

EXISTING GUARANTORS:

EDGEWELL PERSONAL CARE BRANDS, LLC (F/K/A EDGEWELL PERSONAL CASE BRANDS, LLC)
EDGEWELL PERSONAL CARE, LLC (F/K/A ENERGIZER PERSONAL CARE, LLC)
PLAYTEX MANUFACTURING, INC.
PLAYTEX PRODUCTS, LLC
SUN PHARMACEUTICALS, LLC
TANNING RESEARCH LABORATORIES, LLC

By:	/s/ Rod R. Little
Name: Rod R. Little
Title: President

SCHICK MANUFACTURING, INC.
By:	/s/ John Hill
Name: John Hill
Title: President

[Signature Page to Third Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:	/s/ Manjari Purkayastha
Name: Manjari Purkayastha
Title: Vice President

[Signature Page to Third Supplemental Indenture]